UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2014

RESOLUTE ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34464	27-0659371
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1700 Lincoln Street, Suite 2800 Denver, CO	80203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-534-4600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Secured Term Loan Agreement

On December 30, 2014, Resolute Energy Corporation (the “Company”) and certain of its subsidiaries, as guarantors, entered into a second lien Secured Term Loan Agreement (the “Term Loan Facility”) with Bank of Montreal, as administrative agent, and the lenders party thereto, pursuant to which the Company borrowed $150 million. Funding of the Term Loan Facility occurred on December 31, 2014 (the “Closing”). The Company is entitled to borrow up to an additional $200 million of additional term loans under the Term Loan Facility within 60 days following the Closing date, subject to certain conditions. The Term Loan Facility will mature on the date that is six months after the maturity of the Company’s existing senior revolving credit facility (the “Credit Facility”), but in no event later than November 1, 2019.

Net proceeds from the Term Loan Facility, estimated at approximately $134 million after payment of transaction-related fees, expenses and discounts, were used to repay outstanding amounts under the Credit Facility.

Obligations under the Term Loan Facility are guaranteed by certain of the Company’s subsidiaries and secured by second priority liens on substantially all of the assets of the Company and its subsidiaries that serve as collateral under the Credit Facility.

Borrowings under the Term Loan Facility will bear interest at adjusted LIBOR plus 10%, with a 1% LIBOR floor. The covenants in the Term Loan Facility require, among other things, maintenance of certain ratios, measured on a quarterly basis, as follows: (i) secured debt to EBITDA of no more than 3.5 to 1.0, (ii) PV-10 of total proved reserves to total secured debt of at least 1.1 to 1.0, rising over time to 1.5 to 1.0, and (iii) PV-10 of proved developed reserves to total secured debt of at least 1.0 to 1.0.

The Company may prepay all or a portion of the Term Loan Facility at any time. The Term Loan Facility is subject to mandatory prepayments of 75% of the net cash proceeds from asset sales, subject to a limited right to reinvest proceeds in oil and gas activities. Prepayments made out of proceeds from asset sales are not subject to prepayment premiums. Mandatory repayments are required of 100% of the net cash proceeds of certain debt or equity issuances. Such prepayments are subject to a premium of between 10% declining to 2% during the first 36 months after closing. To the extent not otherwise achieved, aggregate repayments that substantially pay off principal amounts under the second lien facility shall include an additional payment sufficient to ensure that the lenders achieve a 1.25 to 1.0 minimum multiple of their invested capital.

The foregoing summary of the Term Loan Facility is qualified in its entirety by reference to the copy of the Secured Term Loan Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Eleventh Amendment to Second Amended and Restated Credit Agreement

In connection with the Term Loan Facility, on December 30, 2014, the Company and certain of its subsidiaries, as guarantors, entered into an Eleventh Amendment to Second Amended and Restated Credit Agreement (the “Eleventh Amendment”) amending that certain Second Amended and Restated Credit Agreement, dated as of March 30, 2010, as amended by the First Amendment to Second Amended and Restated Credit Agreement (the “First Amendment”) dated April 18, 2011, the Second Amendment to Second Amended and Restated Credit Agreement (“Second Amendment”) dated April 25, 2011, the Third Amendment to Second Amended and Restated Credit Agreement (“Third Amendment”) dated

April 13, 2012, the Fourth Amendment to Second Amended and Restated Credit Agreement (“Fourth Amendment”) dated December 7, 2012, the Fifth Amendment to Second Amended and Restated Credit Agreement (“Fifth Amendment”) dated December 27, 2012, the Sixth Amendment to Second Amended and Restated Credit Agreement (“Sixth Amendment”) dated March 22, 2013, the Seventh Amendment to Second Amended and Restated Credit Agreement (“Seventh Amendment”) dated April 15, 2013, the Eighth Amendment to Second Amended and Restated Credit Agreement (“Eighth Amendment”) dated December 13, 2013, the Ninth Amendment to Second Amended and Restated Credit Agreement (“Ninth Amendment”) dated March 7, 2014, and the Tenth Amendment to Second Amended and Restated Credit Agreement (“Tenth Amendment”) dated March 14, 2014 (as amended, the “Credit Agreement”), with Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), and the lenders party thereto.

The initial conforming borrowing base under the amended Credit Facility was set at $330 million and certain other amendments were made, including eliminating the total debt-to-EBITDA covenant and conforming the covenant package in the Credit Facility to that of the Term Loan Facility, including the ratio covenants described above. Following the Closing, the Company has approximately $92 million in borrowing base availability under the Credit Facility.

The foregoing summary of the Eleventh Amendment is qualified in its entirety by reference to the copy of the Eleventh Amendment attached hereto as Exhibit 10.2 and incorporated herein by reference.

Copies of the First Amendment, Second Amendment and Third Amendment are filed as Exhibits 10.1, 10.2 and 10.3 with the Company’s Current Report on Form 8-K filed April 16, 2012, the Fourth Amendment is filed as Exhibit 10.3 with the Company’s Current Report on Form 8-K filed December 11, 2012, the Fifth Amendment is filed as Exhibit 10.1 with the Company’s Current Report on Form 8-K filed December 31, 2012, the Sixth Amendment is filed as Exhibit 10.1 with the Company’s Current Report on Form 8-K filed March 25, 2013, the Seventh Amendment is filed as Exhibit 10.1 with the Company’s Current Report on Form 8-K filed April 15, 2013, the Eighth Amendment is filed as Exhibit 10.1 with the Company’s Current Report on Form 8-K filed December 19, 2013, the Ninth Amendment is filed as Exhibit 10.1.9 with the Company’s Annual Report on Form 10-K filed March 10, 2014, and the Tenth Amendment is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed March 19, 2014. The Second Amended and Restated Credit Agreement, dated as of March 30, 2010, is filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-K filed on March 30, 2010.

Amendment to Crude Oil Purchase Agreement

On December 31, 2014, Resolute Natural Resources Company, LLC (“RNRC”), a wholly owned subsidiary of the Company, Western Refining Southwest, Inc. (“Western”) and Navajo Nation Oil and Gas Company (“NNOGC”) entered into an amendment (the “Amendment”) to the Crude Oil Purchase Agreement dated July 7, 2014, among Western, RNRC and NNOGC. The Amendment provides that the term of the Crude Oil Purchase Agreement shall continue automatically after December 31, 2014 until March 31, 2015, and thereafter on a month-to-month basis until terminated by a party with ninety days prior notice. The discount to NYMEX price was adjusted to $8.00 per barrel.

The foregoing summary of the Amendment is qualified in its entirety by reference to the copy of the Amendment attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet.

The information set forth in Item 1.01 above related to the Term Loan Facility and the Eleventh Amendment is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Secured Term Loan Agreement, dated as of December 30, 2014, by and among Resolute Energy Corporation, as Borrower, certain subsidiaries of Resolute Energy Corporation, as Guarantors, Bank of Montreal, as Administrative Agent, and the Lenders party thereto.

10.2	Eleventh Amendment to Second Amended and Restated Credit Agreement, dated as of December 30, 2014, by and among Resolute Energy Corporation, as Borrower, certain subsidiaries of Resolute Energy Corporation, as Guarantors, Wells Fargo Bank, National Association, as Administrative Agent, and the Lenders party thereto.

10.3	Amendment to Crude Oil Purchase Agreement, dated as of December 31, 2014, by and among Resolute Natural Resources Company, LLC, Western Refining Southwest, Inc. and Navajo Nation Oil and Gas Company.

99.1	Press release of the Company dated December 31, 2014 announcing the Term Loan Credit Agreement and the amendment of the Credit Facility.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 31, 2014

RESOLUTE ENERGY CORPORATION

By:	/s/ Theodore Gazulis
Theodore Gazulis Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Secured Term Loan Agreement, dated as of December 30, 2014, by and among Resolute Energy Corporation, as Borrower, certain subsidiaries of Resolute Energy Corporation, as Guarantors, Bank of Montreal, as Administrative Agent, and the Lenders party thereto.

10.2	Eleventh Amendment to Second Amended and Restated Credit Agreement, dated as of December 30, 2014, by and among Resolute Energy Corporation, as Borrower, certain subsidiaries of Resolute Energy Corporation, as Guarantors, Wells Fargo Bank, National Association, as Administrative Agent, and the Lenders party thereto.

10.3	Amendment to Crude Oil Purchase Agreement, dated as of December 31, 2014, by and among Resolute Natural Resources Company, LLC, Western Refining Southwest, Inc. and Navajo Nation Oil and Gas Company.

99.1	Press release of the Company dated December 31, 2014 announcing the Term Loan Credit Agreement and the amendment of the Credit Facility.

5